UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 16, 2005


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
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(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
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               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
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              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
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         (Former name or former address, if changed since last report.)


ITEM 7.01 REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 16, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated February 16, 2005



FOR IMMEDIATE RELEASE

For further information contact:                              David O'Reilly
                                                              James R. Batten
                                                              (417) 862-3333
________________________________________________________________________________

                   O'REILLY AUTOMOTIVE, INC. ANNOUNCES FOURTH
               QUARTER 2004 EARNINGS RELEASE AND CONFERENCE CALL
________________________________________________________________________________

Springfield, MO, February 16, 2005 - O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY) announced the release date for fourth quarter 2004 earnings as Wednesday, February 23, 2005, with a conference call to follow Thursday, February 24, 2005.

The Company's fourth quarter 2004 earnings will be released after 5:30 p.m. central time on Wednesday, February 23, 2005, and can be viewed, at that time, on the Company's website at www.oreillyauto.com by clicking on "News".

Investors are invited to listen to the Company's conference call discussing the financial results for the fourth quarter of 2004, on Thursday, February 24, 2005, at 10:00 a.m. central time, via webcast on the Company's website at www.oreillyauto.com by clicking on "News". A replay of the call will also be available on the Company's website following the conference call.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,205 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of September 30, 2004.